SECURITY AGREEMENT

THIS SECURITY AGREEMENT (“Agreement”) is made as of this _____________, by and between MUSCLEPHARM CORPORATION, a Nevada corporation (the “Company”), in favor of TCA GLOBAL CREDIT MASTER FUND, LP, a Cayman Islands limited partnership (the “Secured Party”).

RECITALS

WHEREAS, the Secured Party has made a loan (the “Loan”) to the Company in the amount of Seven Hundred Fifty Thousand and No/100 Dollars ($750,000.00), which Loan is evidenced by that certain convertible promissory note dated of even date herewith made and executed by the Company in favor of Secured Party in the original principal amount of Seven Hundred Fifty Thousand and No/100 Dollars ($750,000.00) (such promissory note, as may be amended, restated, supplemented or renewed from time to time, the “Note”); and

WHEREAS, in order to induce the Secured Party to make the Loan, Company has agreed to execute and deliver to the Secured Party this Agreement for the benefit of the Secured Party and to grant to Secured Party a continuing, first priority (subject only to the iVitals Security Interest) security interest in all of the assets and property of Company to secure the prompt payment, performance and discharge in full of all of Company’s obligations under the Loan;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties each intending to be legally bound, hereby do agree as follows:

1.            Recitals. The recitations set forth in the preamble of this Agreement are true and correct and incorporated herein by this reference.

2.            Construction and Definition of Terms. In this Agreement, unless the express context otherwise requires: (i) the words “herein,” “hereof” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (ii) references to the words “Section” or “Subsection” refer to the respective Sections and Subsections of this Agreement, and references to “Exhibit” or “Schedule” refer to the respective Exhibits and Schedules attached hereto; (iii) wherever the word “include,” “includes” or “including” is used in this Agreement, it will be deemed to be followed by the words “without limitation.” All capitalized terms used in this Agreement that are defined in the Note or otherwise defined in Articles 8 or 9 of the Code shall have the meanings assigned to them in the Note or the Code, respectively and as applicable, unless the context of this Agreement requires otherwise. In addition to the capitalized terms defined in the Code and the Note, unless the context otherwise requires, when used herein, the following capitalized terms shall have the following meanings (provided that if a capitalized term used herein is defined in the Note and separately defined in this Agreement, the meaning of such term as defined in this Agreement shall control for purposes of this Agreement):

(a)          “Agreement” means this Security Agreement and all amendments, modifications and supplements hereto.

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(b)          “Bankruptcy Code” means the United States Bankruptcy Code, as amended from time to time, or any other similar laws, codes, rules or regulations relating to bankruptcy, insolvency or the protection of creditors.

(c)          “Business Premises” shall mean the Company’s offices located at 4721 Ironton Street, Building A, Denver, CO 90839.

(d)          “Closing” shall mean the date on which this Agreement is fully executed by both parties.

(e)          “Code” shall mean the Uniform Commercial Code as in effect from time to time in the State of Nevada, provided that terms used herein which are defined in the Code as in effect in the State of Nevada on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute, except as the Secured Party may otherwise agree.

(f)          “Collateral” shall mean any and all property of the Company, of any kind or description, tangible or intangible, real, personal or mixed, wheresoever located and whether now existing or hereafter arising or acquired, including the following: (i) all property of, or for the account of, the Company now or hereafter coming into the possession, control or custody of, or in transit to, Secured Party or any agent or bailee for Secured Party or any parent, affiliate or subsidiary of Secured Party or any participant with Secured Party in the Obligations (whether for safekeeping, deposit, collection, custody, pledge, transmission or otherwise), including all cash, earnings, dividends, interest, or other rights in connection therewith and the products and proceeds therefrom, including the proceeds of insurance thereon; (ii) the following additional property of the Company, whether now existing or hereafter arising or acquired, and wherever now or hereafter located, together with all additions and accessions thereto, substitutions, betterments and replacements therefor, products and Proceeds therefrom, and all of the Company’s books and records and recorded data relating thereto (regardless of the medium of recording or storage), together with all of the Company’s right, title and interest in and to all computer software required to utilize, create, maintain and process any such records or data on electronic media, including all: (A) Accounts, and all goods whose sale, lease or other disposition by the Company has given rise to Accounts and have been returned to, or repossessed or stopped in transit by, the Company, or rejected or refused by an Account debtor; (B) As-extracted Collateral; (C) Chattel Paper (whether tangible or electronic); (D) Commodity Accounts; (E) Commodity Contracts; (F) Deposit Accounts, including all cash and other property from time to time deposited therein and the monies and property in the possession or under the control of the Secured Party or any affiliate, representative, agent, designee or correspondent of the Secured Party; (G) Documents; (H) Equipment; (I) Farm Products; (J) Fixtures; (K) General Intangibles (including all Payment Intangibles); (L) Goods, and all accessions thereto and goods with which the Goods are commingled; (M) Health-Care Insurance Receivables; (N) Instruments; (O) Inventory, including raw materials, work-in-process and finished goods; (P) Investment Property; (Q) Letter-of-Credit Rights; (R) Promissory Notes; (S) Software; (T) all Supporting Obligations; (U) all commercial tort claims hereafter arising; (V) all other tangible and intangible personal property of the Company (whether or not subject to the Code), including, all bank and other accounts and all cash and all investments therein, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of the Company described within the definition of Collateral (including, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by the Company in respect of any of the items listed within the definition of Collateral), and all books, correspondence, files and other Records, including, all tapes, desks, cards, Software, data and computer programs in the possession or under the control of the Company or any other Person from time to time acting for the Company, in each case, to the extent of the Company’s rights therein, that at any time evidence or contain information relating to any of the property described or listed within the definition of Collateral or which are otherwise necessary or helpful in the collection or realization thereof; (W) all real property interests of the Company and the interest of the Company in fixtures related to such real property interests; and (X) Proceeds, including all Cash Proceeds and Noncash Proceeds, and products of any or all of the foregoing, in each case howsoever the Company’s interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

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(g)          “Event of Default” shall mean any of the events described in Section 4 hereof.

(h)          “iVitals Security Interest” shall mean the security interests in favor of iVitals, LLC, as evidenced by UCC-1 Financing Statement filed under file no. 2010028763-1 of the Secretary of State of the State of Nevada.

(i)          “Obligations” shall mean any and all obligations of the Company to Secured Party, whether arising, existing or incurred under this Agreement, the Note, any other Transaction Documents, or any other agreement between the Company and the Secured Party, in each case, whether now or hereafter existing or incurred, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later decreased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Party as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.

3.            Security.

(a)          Grant of Security Interest. As security for the full payment and performance of all of the Obligations, whether or not any instrument or agreement relating to any Obligation specifically refers to this Agreement or the security interest created hereunder, the Company hereby assigns, pledges and grants to Secured Party an unconditional, continuing, first-priority (subject only to the iVitals Security Interest) security interest in all of the Collateral. Secured Party’s security interest shall continually exist until all Obligations have been indefeasibly satisfied and/or paid in full.

(b)          Representations, Warranties, Covenants and Agreement of the Company. With respect to all of the Collateral, Company covenants, warrants and represents, for the benefit of the Secured Party, as follows:

(i)          The Company has the requisite corporate power and authority to enter into this Agreement and the Note and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by the Company of this Agreement and the Note and the filings contemplated herein have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company. This Agreement and the Note constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor’s rights generally.

(ii)         The Company represents and warrants that it has no place of business or offices where its respective books of account and records are kept or places where Collateral is stored or located, except for the Business Premises.

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(iii)        The Company is the sole owner of the Collateral, free and clear of any and all liens, claims and encumbrances, except for the iVitals Security Interest. The Company is fully authorized to grant the security interests in and to pledge the Collateral to Secured Party. There is not on file in any agency, land records or other office of any governmental authority, an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that have been filed in favor of the Secured Party pursuant to this Agreement and other than the iVitals Security Interest) covering or affecting any of the Collateral. So long as this Agreement shall be in effect, the Company shall not execute and shall not permit to be on file in any such agency, land records or other office any such financing statement or other document or instrument (except to the extent filed or recorded in favor of the Secured Party pursuant to the terms of this Agreement and except for the iVitals Security Interest), unless the Secured Party approves any such filing, which approval shall not be unreasonably withheld.

(iv)        No part of the Collateral has been judged invalid or unenforceable. No claim, demand, threat, action, proceeding or other notice or other similar item has been received by the Company that any Collateral or the Company’s use of any Collateral violates the rights of any third party. There has been no adverse decision or claim to the Company’s ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to the Company’s right to keep and maintain such Collateral in full force and effect, and there is no such claim, demand, threat, action, proceeding or other notice or other similar item of any nature involving said rights pending or, to the best knowledge of the Company, threatened, before any governmental authority or agency.

(v)         The Company shall at all times maintain its books of account and records relating to the Collateral and maintain the Collateral at the Business Premises, and the Company shall not relocate such books of account and records or Collateral, except and unless: (A) Secured Party first approves of such relocation, which approval may be withheld in Secured Party’s sole and absolute discretion; (B) evidence that appropriate financing statements and other necessary documents have been filed and recorded and other steps have been taken to create in favor of the Secured Party valid, perfected and continuing liens in the Collateral; or (C) Collateral is moved or relocated in the ordinary course of the Company’s business, consistent with past practice, provided, however, that any permanent relocation of any of the Collateral shall require Secured Party’s prior written approval in accordance with Subsection 3(b)(v)(A) above.

(vi)        Upon making the filings described in the immediately following sentence, this Agreement creates, in favor of the Secured Party, a valid, perfected, first-priority (subject only to the iVitals Security Interest) security interest in the Collateral. Except for the filing of financing statements on Form-1 under the Code with the State of Nevada, no authorization or approval of, or filing with, or notice to any governmental authority or agency is required either: (A) for the grant by the Company of, or the effectiveness of, the security interest granted hereby or for the execution, delivery and performance of this Agreement by the Company; or (B) for the perfection of or exercise by the Secured Party of its rights and remedies hereunder.

(vii)       Simultaneous with the execution of this Agreement, the Company hereby authorizes the Secured Party to file one or more UCC financing statements, and any continuations, amendments, or assignments thereof, with respect to the security interests on the Collateral granted hereby, with the State of Nevada and in such other jurisdictions as may be requested or desired by the Secured Party.

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(viii)      The execution, delivery and performance of this Agreement and the Note, and the granting of the security interests contemplated hereby, will not: (A) constitute a violation of or conflict with the Certificate of Incorporation, Bylaws or any other organizational or governing documents of the Company; (B) constitute a violation of, or a default or breach under (either immediately, upon notice, upon lapse of time, or both), or conflicts with, or gives to any other party any rights of termination, amendment, acceleration or cancellation of, any provision of any contract or agreement to which Company is a party or by which any of the Collateral may be bound; (C) constitute a violation of, or a default or breach under (either immediately, upon notice, upon lapse of time, or both), or conflicts with, any writ, order, judgment or similar item or document of any governmental authority or agency; (D) constitute a violation of, or conflict with, any law; or (E) result in the loss or adverse modification of, or the imposition of any fine, penalty or other lien, claim or encumbrance with respect to, any permit, license or other rights granted or issued to, or otherwise held by or for the use of, the Company or any of the Collateral. No consent (including from stockholders or creditors of the Company) is required for the Company to enter into and perform its obligations hereunder or under the Note.

(ix)         The Company shall at all times maintain the liens and security interests provided for hereunder as valid and perfected first-priority liens and security interests in the Collateral in favor of the Secured Party until this Agreement and the security interests hereunder shall terminate pursuant to Section 9(o) below, subject, however, to the iVitals Security Interest. The Company shall at all times safeguard and protect all Collateral, at its own expense, for the account of the Secured Party, provided that the Company shall be permitted to dispose of Collateral in the ordinary course of business. At the request of the Secured Party, the Company will sign and deliver to the Secured Party at any time, or from time to time, one or more financing statements pursuant to the Code (or any other applicable statute) in form reasonably satisfactory to the Secured Party and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Secured Party to be, necessary or desirable to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, the Company shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the security interests granted hereunder, and the Company shall obtain and furnish to the Secured Party from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the security interests hereunder.

(x)          The Company will not transfer, pledge, hypothecate, encumber, license, sell or otherwise dispose of any of the Collateral, without the prior written consent of the Secured Party, which consent may be withheld in the Secured Party’s sole and absolute discretion, except for transfers, sales or licenses made in the ordinary course of the Company’s business as currently conducted.

(xi)         The Company shall keep, maintain and preserve all of the Collateral in good condition, repair and order and the Company will use, operate and maintain the Collateral in compliance with all laws, and in compliance with all applicable insurance requirements and regulations.

(xii)        The Company shall, within five (5) days of obtaining knowledge thereof, advise the Secured Party promptly, in sufficient detail, of any substantial or material change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral, on the Secured Party’s security interest therein, or on the Company’s ability to meet its obligations under this Agreement and the Note.

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(xiii)       The Company shall promptly execute and deliver to the Secured Party such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Secured Party may from time to time request and may in its sole but reasonable discretion deem necessary to perfect, protect or enforce its security interest in the Collateral, including placing legends on Collateral or on books and records pertaining to Collateral stating that Secured Party has a security interest therein.

(xiv)      The Company will take all steps reasonably necessary to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable in respect of the Collateral.

(xv)       The Company shall promptly notify the Secured Party in sufficient detail upon becoming aware of any litigation, attachment, garnishment, execution or other legal process levied against any Collateral or of any litigation, attachment, garnishment, execution or other legal process which Company knows or has reason to believe is pending or threatened against it or the Collateral, and of any other information received by the Company that may materially affect the value of the Collateral, the security interests granted hereunder, the rights and remedies of the Secured Party hereunder, or the Company’s ability to meet its obligations under the Note or this Agreement.

(xvi)      All information heretofore, herein or hereafter supplied to the Secured Party by or on behalf of the Company with respect to its business or the Collateral is accurate and complete in all material respects as of the date furnished.

(xvii)      Company will promptly pay when due all taxes and all transportation, storage, warehousing and all other charges and fees affecting or arising out of or relating to the Collateral and shall defend the Collateral, at Company’s expense, against all claims of any other parties claiming any interest in the Collateral adverse to Company or Secured Party.

(xviii)    During normal business hours and subject to prior reasonable notice from Secured Party to the Company (which notice may be e-mail or telephonic notice), Secured Party and its agents and designees may enter the Business Premises and any other premises of the Company and inspect the Collateral and all books and records of the Company (in whatever form), and the Company shall pay the reasonable costs of such inspections; provided, however, that without in any manner limiting the number of site visits or inspections that Secured Party may undertake, the Company’s obligation to reimburse Secured Party for the cost and expense of such visits or inspections shall be limited to three (3) visits or inspections at $1,000.00 per visit or inspection (provided, however, that once a default or Event of Default exists or is continuing under any of the Transaction Documents, the foregoing limitation shall not apply and the Company shall be responsible for all reasonable costs of all inspections conducted by the Secured Party, without limitation).

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(xix)       The Company shall maintain comprehensive casualty insurance on the Collateral against such risks, in such amounts, with such loss deductible amounts and with such companies as may be reasonably satisfactory to the Secured Party, and each such policy shall contain a clause or endorsement satisfactory to Secured Party naming Secured Party as loss payee and a clause or endorsement satisfactory to Secured Party that such policy may not be canceled or altered and Secured Party may not be removed as loss payee without at least thirty (30) days prior written notice to Secured Party. In all events, the amounts of such insurance coverages shall conform to prudent business practices and shall be in such minimum amounts that Company will not be deemed a co-insurer under applicable insurance laws, policies or practices. The Company hereby assigns to Secured Party and grants to Secured Party a security interest in any and all proceeds of such policies and authorizes and empowers Secured Party to adjust or compromise any loss under such policies and to collect and receive all such proceeds. The Company hereby authorizes and directs each insurance company to pay all such proceeds directly and solely to Secured Party and not to the Company and Secured Party jointly. The Company authorizes and empowers Secured Party to execute and endorse in Company’s name all proofs of loss, drafts, checks and any other documents or instruments necessary to accomplish such collection, and any persons making payments to Secured Party under the terms of this subsection are hereby relieved absolutely from any obligation or responsibility to see to the application of any sums so paid. After deduction from any such proceeds of all costs and expenses (including attorney’s fees) incurred by Secured Party in the collection and handling of such proceeds, the net proceeds shall be applied as follows: if no Event of Default shall have occurred and be continuing, such net proceeds may be applied, at Company’s option, either toward replacing or restoring the Collateral, in a manner and on terms satisfactory to Secured Party, or as a credit against such of the Obligations, whether matured or unmatured, as Secured Party shall determine in Secured Party’s sole discretion. In the event that Company may and does elect to replace or restore any of the Collateral as aforesaid, then such net proceeds shall be deposited in a segregated account opened in the name and for the benefit of Secured Party, and such net proceeds shall be disbursed therefrom by Secured Party in such manner and at such times as Secured Party deems appropriate to complete and insure such replacement or restoration; provided, however, that if an Event of Default shall occur at any time before or after replacement or restoration has commenced, then thereupon Secured Party shall have the option to apply all remaining net proceeds either toward replacing or restoring the Collateral, in a manner and on terms satisfactory to Secured Party, or as a credit against such of the Obligations, whether matured or unmatured, as Secured Party shall determine in Secured Party’s sole discretion. If an Event of Default shall have occurred prior to such deposit of the net proceeds, then Secured Party may, in its sole discretion, apply such net proceeds either toward replacing or restoring the Collateral, in a manner and on terms satisfactory to Secured Party, or as a credit against such of the Obligations, whether matured or unmatured, as Secured Party shall determine in Secured Party’s sole discretion.

(xx)        The Company shall cooperate with Secured Party to obtain and keep in effect one or more control agreements in Deposit Accounts, Electronic Chattel Paper, Investment Property and Letter-of-Credit Rights Collateral. Such control agreements shall only be required if, in the reasonable discretion of the Secured Party, the nature of the Collateral requires any such control agreements in order for the Secured Party to perfect its security interests in any Collateral as granted hereunder, and in such event, the Company shall promptly provide any such control agreements upon request from the Secured Party. In addition, the Company, at the Company’s expense, shall promptly: (A) execute all notices of security interest for each relevant type of Software and other General Intangibles in forms suitable for filing with any United States or foreign office handling the registration or filing of patents, trademarks, copyrights and other intellectual property and any successor office or agency thereto; and (B) take all commercially reasonable steps in any hearing, suit, action, or other proceeding before any such office or any similar office or agency in any other country or any political subdivision thereof, to diligently prosecute or maintain, as applicable, each application and registration of any Software, General Intangibles or any other intellectual property rights and assets that are part of the Collateral, including filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings.

(xxi)       Company shall not file any amendments, correction statements or termination statements concerning the Collateral without the prior written consent of Secured Party.

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(c)          Collateral Collections. After an Event of Default shall have occurred, Secured Party shall have the right at any and all times to enforce the Company’s rights against all persons or entities obligated on any of the Collateral, including the right to: (i) notify and/or require the Company to notify any or all persons or entities obligated on any of the Collateral to make payments directly to Secured Party or in care of a post office lock box under the sole control of Secured Party established at Company’s expense, and to take any or all action with respect to Collateral as Secured Party shall determine in its sole discretion, including, the right to demand, collect, sue for and receive any money or property at any time due, payable or receivable on account thereof, compromise and settle with any person or entity liable thereon, and extend the time of payment or otherwise change the terms thereof, without incurring any liability or responsibility to the Company whatsoever; and/or (ii) require the Company to segregate and hold in trust for Secured Party and, on the day of Company’s receipt thereof, transmit to Secured Party in the exact form received by the Company (except for such assignments and endorsements as may be required by Secured Party), all cash, checks, drafts, money orders and other items of payment constituting any portion of the Collateral or proceeds of the Collateral. Secured Party’s collection and enforcement of Collateral against persons or entities obligated thereon shall be deemed to be commercially reasonable if Secured Party exercises the care and follows the procedures that Secured Party generally applies to the collection of obligations owed to Secured Party.

(d)          Care of Collateral. Company shall have all risk of loss of the Collateral. Secured Party shall have no liability or duty, either before or after the occurrence of an Event of Default, on account of loss of or damage to, to collect or enforce any of its rights against, the Collateral, to collect any income accruing on the Collateral, or to preserve rights against any persons or entities with prior interests in the Collateral. If Secured Party actually receives any notices requiring action with respect to Collateral in Secured Party’s possession, Secured Party shall take reasonable steps to forward such notices to the Company. The Company is responsible for responding to notices concerning the Collateral, voting the Collateral, and exercising rights and options, calls and conversions of the Collateral. Secured Party’s sole responsibility is to take such action as is reasonably requested by Company in writing, however, Secured Party is not responsible to take any action that, in Secured Party’s sole judgment, would affect the value of the Collateral as security for the Obligations adversely. While Secured Party is not required to take certain actions, if action is needed, in Secured Party’s sole discretion, to preserve and maintain the Collateral, Company authorizes Secured Party to take such actions, but Secured Party is not obligated to do so.

4.            Events of Default. The occurrence of any one or more of the following events shall constitute an “Event of Default” hereunder:

(a)          Failure to Pay. The failure of Company to pay any sum due under or as part of the Obligations as and when due and payable (whether by acceleration, declaration, extension or otherwise).

(b)          Covenants and Agreements. The failure of Company to perform, observe or comply with any and all of the non-monetary material covenants, promises and agreements of the Company in this Agreement or the Note, which such failure is not cured by the Company within ten (10) days after receipt of written notice thereof from Secured Party, except that there shall be no notice or cure period with respect to any failure to pay any sums due under or as part of the Obligations.

(c)          Information, Representations and Warranties. If any representation or warranty made herein or in the Note, or if any information contained in any financial statement, application, schedule, report or any other document given by the Company in connection with the Obligations or with the Collateral, is not in all material respects true, accurate and complete, or if the Company omitted to state any material fact or any fact necessary to make such information not misleading.

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(d)          Default on Other Obligations. The occurrence of any default under any other borrowing, contract, agreement or Obligation of the Company that is for an aggregate amount of debt or consideration of Fifty Thousand and No/100 Dollars ($50,000.00) or more, either with Secured Party or others, if the result of such default would: (i) permit the acceleration of the maturity, or otherwise permit or trigger termination, of any note, loan or other contract or agreement between Company and any other person or entity; or (ii) materially and adversely affect, as determined by Secured Party in good faith, but in its sole discretion, any of the Collateral, the value thereof, Secured Party’s rights and remedies to realize upon such Collateral as set forth herein, or the Company’s ability to repay the Note.

(e)          Insolvency. Company shall be or become insolvent or unable to pay its debts as they become due, or admits in writing to such insolvency or to such inability to pay its debts as they become due.

(f)          Involuntary Bankruptcy. There shall be filed against Company an involuntary petition or other pleading seeking the entry of a decree or order for relief under the Bankruptcy Code or any similar foreign, federal or state insolvency or similar laws ordering: (i) the liquidation of the Company; or (ii) a reorganization of Company or the business and affairs of Company; or (iii) the appointment of a receiver, liquidator, assignee, custodian, trustee, or similar official for Company of the property of Company, and the failure to have such petition or other pleading denied or dismissed within forty-five (45) calendar days from the date of filing.

(g)          Voluntary Bankruptcy. The commencement by the Company of a voluntary case under the Bankruptcy Code or any foreign, federal or state insolvency or similar laws or the consent by the Company to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, or similar official for Company of any of the property of the Company or the making by the Company of an assignment for the benefit of creditors, or the failure by the Company generally to pay its debts as the debts become due.

(h)          Judgments, Awards. The entry of any final and non-appealable judgment or other determination or adjudication against the Company and a determination by Secured Party, in good faith but in its sole discretion, that any such judgment or other determination or adjudication could have a material adverse effect on the prospect for Secured Party to fully and punctually realize the full benefits conferred on Secured Party by this Agreement, or the prospect of repayment of all Obligations.

(i)          Injunction. The injunction or restraint of the Company in any manner from conducting its business in whole or in part and a determination by Secured Party, in good faith but in its sole discretion, that the same could have a material adverse effect on the prospect for Secured Party to fully and punctually realize the full benefits conferred on Secured Party by this Agreement, or the prospect of repayment of all Obligations.

(j)          Attachment by Other Parties. Any assets or property of the Company shall be attached, levied upon, seized or repossessed, or come into the possession of a trustee, receiver or other custodian and a determination by Secured Party, in good faith but in its sole discretion, that the same could have a material adverse effect on the prospect for Secured Party to fully and punctually realize the full benefits conferred on Secured Party by this Agreement, or the prospect of repayment of all Obligations.

(k)          Adverse Change in Financial Condition. The determination in good faith by Secured Party that a material adverse change has occurred in the financial condition or operations of the Company, or the Collateral, which change could have a material adverse effect on the prospect for Secured Party to fully and punctually realize the full benefits conferred on Secured Party by this Agreement.

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(l)          Adverse Change in Value of Collateral. The determination in good faith by Secured Party that the security for the Obligations is or has become inadequate.

(m)          Prospect of Payment or Performance. The determination in good faith by Secured Party that the prospect for payment or performance of any of the Obligations is impaired for any reason.

5.            Rights and Remedies.

(a)          Rights and Remedies of Secured Party. Upon and after the occurrence of an Event of Default, Secured Party may, without notice or demand, exercise in any jurisdiction in which enforcement hereof is sought, the following rights and remedies, in addition to the rights and remedies available to Secured Party under the Note, the rights and remedies of a secured party under the Code, and all other rights and remedies available to Secured Party under applicable law or in equity, all such rights and remedies being cumulative and enforceable alternatively, successively or concurrently:

(i)          Take absolute control of the Collateral, including transferring into the Secured Party’s name or into the name of its nominee or nominees (to the extent the Secured Party has not theretofore done so) and thereafter receive, for the benefit of the Secured Party, all payments made thereon, give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof;

(ii)         Require the Company to, and the Company hereby agrees that it will at its expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place or places to be designated by the Secured Party that is convenient to Secured Party, and the Secured Party may enter into and occupy the Business Premises or any other premises owned or leased by the Company where the Collateral or any part thereof is located or assembled in order to effectuate the Secured Party’s rights and remedies hereunder or under law, including removing such Collateral therefrom, without any obligation or liability to the Company in respect of such occupation, the Company HEREBY WAIVING ANY AND ALL RIGHTS TO PRIOR NOTICE AND TO JUDICIAL HEARING WITH RESPECT TO REPOSSESSION OF COLLATERAL AND THE COMPANY HEREBY GRANTING TO SECURED PARTY AND ITS AGENTS AND REPRESENTATIVES FULL AUTHORITY TO ENTER SUCH PREMISES;

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(iii)        Without notice, except as specified below, and without any obligation to prepare or process the Collateral for sale: (A) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable; and/or (B) lease, license or dispose of the Collateral or any part thereof upon such terms as the Secured Party may deem commercially reasonable. The Company agrees that, to the extent notice of sale or any other disposition of the Collateral shall be required by law, at least ten (10) days’ notice to the Company of the time and place of any public sale or the time after which any private sale or other disposition of the Collateral is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale or other disposition of any Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Company hereby waives any claims and actions against the Secured Party arising by reason of the fact that the price at which any of the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if the Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree, and waives all rights that the Company may have to require that all or any part of such Collateral be marshaled upon any sale (public or private) thereof. The Company hereby acknowledges that: (X) any such sale of the Collateral by the Secured Party shall be made without warranty; (Y) the Secured Party may specifically disclaim any warranties of title, possession, quiet enjoyment or the like; and (Z) such actions set forth in clauses (X) and (Y) above shall not adversely affect the commercial reasonableness of any such sale of Collateral. In addition to the foregoing: (1) upon written notice to the Company from the Secured Party after and during the continuance of an Event of Default, the Company shall cease any use of any intellectual property or any trademark, patent or copyright similar thereto for any purpose described in such notice; (2) the Secured Party may, at any time and from time to time after and during the continuance of an Event of Default, license, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any of the Company’s intellectual property, throughout the universe for such term or terms, on such conditions, and in such manner, as the Secured Party shall in its sole discretion determine; and (3) the Secured Party may, at any time, pursuant to the authority granted under this Agreement (such authority being effective upon the occurrence and during the continuance of an Event of Default), execute and deliver on behalf of the Company, one or more instruments of assignment of any intellectual property (or any application or registration thereof), in form suitable for filing, recording or registration in any country.

(iv)        Operate, manage and control the Collateral (including use of the Collateral and any other property or assets of Company in order to continue or complete performance of Company’s obligations under any contracts of Company), or permit the Collateral or any portion thereof to remain idle or store the same, and collect all rents and revenues therefrom.

(v)         Enforce the Company’s rights against any persons or entities obligated upon any of the Collateral.

(vi)        The Company hereby acknowledges that if the Secured Party complies with any applicable foreign, state, provincial or federal law requirements in connection with a disposition of the Collateral, such compliance will not adversely affect the commercial reasonableness of any sale or other disposition of the Collateral.

(vii)       The Secured Party shall not be required to marshal any present or future collateral security (including, this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the Secured Party’s rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that the Company lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Secured Party’s rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Company hereby irrevocably waives the benefits of all such laws.

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(b)          Power of Attorney. Effective upon the occurrence of an Event of Default, Company hereby designates and appoints Secured Party and its designees as attorney-in-fact of and for the Company, irrevocably and with full power of substitution, with authority to endorse the Company’s name on any notes, acceptances, checks, drafts, money orders, instruments or other evidences of payment or proceeds of the Collateral that may come into Secured Party’s possession; to execute proofs of claim and loss; to adjust and compromise any claims under insurance policies; and to perform all other acts necessary and advisable, in Secured Party’s sole discretion, to carry out and enforce this Agreement and the rights and remedies conferred upon the Secured Party by this Agreement or the Note. All acts of said attorney or designee are hereby ratified and approved by the Company and said attorney or designee shall not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law. This power of attorney is coupled with an interest and is irrevocable so long as any of the Obligations remain unpaid or unperformed or there exists any commitment by Secured Party which could give rise to any Obligations.

(c)          Costs and Expenses. The Company agrees to pay to the Secured Party, upon demand, the amount of any and all costs and expenses, including the reasonable fees, costs, expenses and disbursements of counsel for the Secured Party and of any experts and agents, which the Secured Party may incur in connection with: (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement and the Note; (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral; (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder or under the Note; or (iv) the failure by the Company to perform or observe any of the provisions hereof or under the Note. Included in the foregoing shall be the amount of all expenses paid or incurred by Secured Party in consulting with counsel concerning any of its rights hereunder, under the Note or under applicable law, as well as such portion of Secured Party’s overhead as Secured Party shall allocate to collection and enforcement of the Obligations in Secured Party’s sole but reasonable discretion. All such costs and expenses shall bear interest from the date of outlay until paid, at the highest default rate set forth in the Note, or if none is so stated, the highest rate allowed by law. The provisions of this Subsection shall survive the termination of this Agreement and Secured Party’s security interest hereunder and the payment of all Obligations.

6.            Security Interest Absolute. All rights of the Secured Party and all Obligations of the Company hereunder, shall be absolute and unconditional, irrespective of: (i) any lack of validity or enforceability of this Agreement, the Note or any agreement entered into in connection with the foregoing, or any portion hereof or thereof; (ii) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the terms and provisions of the Note, or any other agreement entered into in connection with the foregoing; (iii)  any exchange, release or non-perfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guaranty, or any other security, for all or any of the Obligations; (iv) any action by the Secured Party to obtain, adjust, settle and cancel in its sole discretion any insurance claims or matters made or arising in connection with the Collateral; or (v) any other circumstance which might otherwise constitute any legal or equitable defense available to the Company, or a discharge of all or any part of the security interests granted hereby. Until the Obligations shall have been paid and performed in full, or until the Secured Party’s rights hereunder are specifically released in writing by Secured Party, the rights of the Secured Party shall continue even if the Obligations are barred for any reason, including, the running of the statute of limitations or bankruptcy. In the event that at any time any transfer of any Collateral or any payment received by the Secured Party hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the Bankruptcy Code or any other similar insolvency or bankruptcy laws of any jurisdiction, or shall be deemed to be otherwise due to any party other than the Secured Party, then, in any such event, the Company’s obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof. The Company waives all right to require the Secured Party to proceed against any other person or entity, or to apply any Collateral which the Secured Party may hold at any time, or to pursue any other remedy. The Company waives any defense arising by reason of the application of the statute of limitations to any obligation secured hereby.

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7.            Indemnity. The Company hereby agrees to defend, protect, indemnify and hold the Secured Party forever harmless from and against any and all claims, actions, threats, judgments, liabilities, obligations, proceedings, sums of money, or any other costs or expenses of any nature or kind (including reasonable legal fees, costs, expenses, and disbursements of counsel) to the extent that they arise out of, or otherwise result from, this Agreement or the Note (including, enforcement of this Agreement or the Note). This indemnity shall survive termination of this Agreement.

8.            Reporting Requirements. The Company shall furnish to the Secured Party the following:

(a)          Annual Audited Financial Statements. Within ninety (90) days after the close of each fiscal year of the Company, a copy of the annual audited financial statements of the Company, including balance sheet, statement of income and retained earnings, statement of cash flows for the fiscal year then ended, in reasonable detail, prepared and reviewed by an independent certified public accountant reasonably acceptable to Buyer, containing an unqualified opinion of such accountant (except for so-called “going concern” qualifications, to the extent applicable and included in the opinion of such accountant); provided, however, that if the Company obtains an extension from the SEC to file its annual audited financial statements, then provided the Company delivers a copy of said written extension from the SEC to the Secured Party within said ninety (90) day period, then the Company may extend such ninety (90) day period to a date that is on or prior to the date by which the Company must file such annual audited financial statements with the SEC;

(b)          Quarterly Financial Statements. Within forty-five (45) days following the end of each fiscal quarter of the Company, a copy of the financial statements of the Company regarding such quarter, including balance sheet, statement of income and retained earnings, statement of cash flows for the quarter then ended, in reasonable detail, prepared and certified as accurate in all material respects by the an officer of the Company; provided, however, that if the Company obtains an extension from the SEC to file its quarterly financial statements, then provided the Company delivers a copy of said written extension from the SEC to the Secured Party within said forty-five (45) day period, then the Company may extend such forty-five (45) day period to a date that is on or prior to the date by which the Company must file such quarterly financial statements with the SEC; and

(c)          Monthly Compliance Certificate. On the first (1st) day of every month, the Company shall deliver to the Secured Party a compliance certificate in substantial substance and form as attached hereto as Exhibit “B”; provided, however, if the Company at any time has an effective registration statement filed with the SEC that includes securities issuable to Secured Party, then upon such registration statement becoming effective, the Company’s obligations under this Section 8(c) shall terminate.

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9.            Miscellaneous.

(a)          Performance for Company. The Company agrees and hereby authorizes that Secured Party may, in Secured Party’s sole discretion, but Secured Party shall not be obligated to, whether or not an Event of Default shall have occurred, advance funds on behalf of the Company, without prior notice to the Company, in order to insure the Company’s compliance with any covenant, warranty, representation or agreement of the Company made in or pursuant to this Agreement or the Note, to continue or complete, or cause to be continued or completed, performance of the Company’s obligations under any contracts or agreements of the Company, or to preserve or protect any right or interest of Secured Party in the Collateral or under or pursuant to this Agreement or the Note, including, the payment of any insurance premiums or taxes and the satisfaction or discharge of any claim, judgment, obligation or any other lien or encumbrance upon the Collateral or other property or assets of Company; provided, however, that the making of any such advance by Secured Party shall not constitute a waiver by Secured Party of any Event of Default with respect to which such advance is made, nor relieve the Company of any such Event of Default. The Company shall pay to Secured Party upon demand all such advances made by Secured Party with interest thereon at the highest default rate set forth in the Note, or if none is so stated, the highest rate allowed by law. All such advances shall be deemed to be included in the Obligations and secured by the security interest granted Secured Party hereunder; provided, however, that the provisions of this Subsection shall survive the termination of this Agreement and Secured Party’s security interest hereunder and the payment of all other Obligations.

(b)          Applications of Payments and Collateral. Except as may be otherwise specifically provided in this Agreement or the Note, all Collateral and proceeds of Collateral coming into Secured Party’s possession and all payments made by any person or entity to Secured Party with respect to any Collateral may be applied by Secured Party (after payment of any amounts payable to the Secured Party pursuant to Section 5(c) hereof) to any of the Obligations, whether matured or unmatured, as Secured Party shall determine in its sole, but reasonable discretion. Any surplus held by the Secured Party and remaining after the indefeasible payment in full in cash of all of the Obligations shall be paid over to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct. Secured Party may defer the application of Noncash Proceeds of Collateral, to the Obligations until Cash Proceeds are actually received by Secured Party. In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Secured Party is legally entitled, the Company shall be liable for the deficiency, together with interest thereon at the highest default rate specified in the Note for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses and other client charges of any attorneys employed by the Secured Party to collect such deficiency.

(c)          Waivers by Company. The Company hereby waives, to the extent the same may be waived under applicable law: (i) notice of acceptance of this Agreement; (ii) all claims and rights of the Company against Secured Party on account of actions taken or not taken by Secured Party in the exercise of Secured Party’s rights or remedies hereunder or under the Note or under applicable law; (iii) all claims of the Company for failure of Secured Party to comply with any requirement of applicable law relating to enforcement of Secured Party’s rights or remedies hereunder, under the Note or under applicable law; (iv) all rights of redemption of the Company with respect to the Collateral; (v) in the event Secured Party seeks to repossess any or all of the Collateral by judicial proceedings, any bond(s) or demand(s) for possession which otherwise may be necessary or required; (vi) presentment, demand for payment, protest and notice of non-payment and all exemptions applicable to any of the Collateral or the Company; (vii) any and all other notices or demands which by applicable law must be given to or made upon the Company by Secured Party; (viii) settlement, compromise or release of the obligations of any person or entity primarily or secondarily liable upon any of the Obligations; (ix) all rights of the Company to demand that Secured Party release account debtors or other persons or entities liable on any of the Collateral from further obligation to Secured Party; and (x) substitution, impairment, exchange or release of any Collateral for any of the Obligations. The Company agrees that Secured Party may exercise any or all of its rights and/or remedies hereunder, under the Note and under applicable law without resorting to and without regard to any Collateral or sources of liability with respect to any of the Obligations. Within ten (10) business days following termination of this Agreement and Secured Party’s security interest hereunder and payment of all Obligations, Secured Party shall release control of any security interest in the Collateral perfected by control and Secured Party shall send Company a statement terminating any financing statement filed against the Collateral.

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(d)          Waivers by Secured Party. No failure or any delay on the part of Secured Party in exercising any right, power or remedy hereunder, under this Agreement, the Note or under applicable law, shall operate as a waiver thereof.

(e)          Secured Party’s Setoff. Secured Party shall have the right, in addition to all other rights and remedies available to it, following an Event of Default, to set off against any Obligations due Secured Party, any debt owing to the Company by Secured Party.

(f)          Modifications, Waivers and Consents. No modifications or waiver of any provision of this Agreement or the Note, and no consent by Secured Party to any departure by the Company therefrom, shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given, and any single or partial written waiver by Secured Party of any term, provision or right of Secured Party hereunder shall only be applicable to the specific instance to which it relates and shall not be deemed to be a continuing or future waiver of any other right, power or remedy. No notice to or demand upon the Company in any case shall entitle Company to any other or further notice or demand in the same, similar or other circumstances.

(g)          Notices. All notices of request, demand and other communications hereunder shall be addressed to the parties as follows:

If to the Company:	MusclePharm Corporation
4721 Ironton Street, Building A
Denver, CO 90839
Attn: Mr. Brad Pyatt, CEO
Telephone:__________________
Facsimile:___________________
E-Mail:_____________________

With a copy to:	Seth Brookman, Esq.
(which shall not constitute notice)	Lucosky Brookman, LLP
33 Wood Avenue South, 6th Floor
Iselin, New Jersey 08830
Phone: (732) 395-4400
Fax: (732) 395-4401
Email: sbrookman@lucbro.com

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If to the Secured Party:	TCA Global Credit Master Fund, LP
1404 Rodman Street
Hollywood, FL 33020
Attn: Mr. Robert Press
Telephone: (786) 323-1650
Facsimile: (786) 323-1651
E-Mail: bpress@trafcap.com

With a copy to:	David Kahan, P.A.
(which shall not constitute notice)	6420 Congress Ave., Suite 1800
Boca Raton, FL 33487
Attn: David Kahan, Esq.
Telephone: (561) 672-8330
Facsimile: (561) 672-8301
E-Mail: david@dkpalaw.com

unless the address is changed by the party by like notice given to the other parties. Notice shall be in writing and shall be deemed delivered: (i) if mailed by certified mail, return receipt requested, postage prepaid and properly addressed to the address below, then three (3) business days after deposit of same in a regularly maintained U.S. Mail receptacle; or (ii) if mailed by Federal Express, UPS or other nationally recognized overnight courier service, next business morning delivery, then one (1) business day after deposit of same in a regularly maintained receptacle of such overnight courier; or (iii) if hand delivered, then upon hand delivery thereof to the address indicated on or prior to 5:00 p.m., EST, on a business day. Any notice hand delivered after 5:00 p.m., EST, shall be deemed delivered on the following business day. Notwithstanding the foregoing, notice, consents, waivers or other communications referred to in this Agreement may be sent by facsimile, e-mail, or other method of delivery, but shall be deemed to have been delivered only when the sending party has confirmed (by reply e-mail or some other form of written confirmation from the receiving party) that the notice has been received by the other party.

(h)          Applicable Law and Consent to Jurisdiction. This Agreement shall be construed in accordance with the laws of the State of Nevada, without regard to the principles of conflicts of laws, except to the extent that the validity and perfection or the perfection and the effect of perfection or non-perfection of the security interest created hereby, or remedies hereunder, in respect of any particular Collateral are governed under the Code by the law of a jurisdiction other than the State of Nevada, in which case such issues shall be governed by the laws of the jurisdiction governing such issues under the Code. The parties further agree that any action between them shall be heard in Clark County, Nevada and expressly consent to the jurisdiction and venue of the State Court sitting in Clark County, Nevada and the United States District Court for the District of Nevada for the adjudication of any civil action asserted pursuant to this Agreement, provided, however, that nothing herein shall prevent the Secured Party from bringing suit or taking legal action in any other jurisdiction. By its execution hereof, the Company hereby irrevocably waives any objection and any right of immunity on the ground of venue, the convenience of the forum or the jurisdiction of such courts or from the execution of judgments resulting therefrom. The Company hereby irrevocably accepts and submits to the jurisdiction of the aforesaid courts in any such suit, action or proceeding.

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(i)          Survival: Successors and Assigns. All covenants, agreements, representations and warranties of the Company made herein shall survive the execution and delivery hereof, shall survive closing and funding of the Note and shall continue in full force and effect until all Obligations have been paid in full, there exists no commitment by Secured Party which could give rise to any Obligations and all appropriate termination statements have been filed terminating the security interest granted Secured Party hereunder. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. In the event that Secured Party assigns this Agreement and/or its security interest in the Collateral, Secured Party shall give written notice to the Company of any such assignment and such assignment shall be binding upon and recognized by the Company. All covenants, agreements, representations and warranties by or on behalf of the Company which are contained in this Agreement shall inure to the benefit of Secured Party, its successors and assigns. The Company may not assign this Agreement or delegate any of its rights or obligations hereunder, without the prior written consent of Secured Party, which consent may be withheld in Secured Party’s sole and absolute discretion.

(j)          Severability. If any term, provision or condition, or any part thereof, of this Agreement shall for any reason be found or held invalid or unenforceable by any court or governmental authority of competent jurisdiction, such invalidity or unenforceability shall not affect the remainder of such term, provision or condition nor any other term, provision or condition, and this Agreement shall survive and be construed as if such invalid or unenforceable term, provision or condition had not been contained therein.

(k)          Merger and Integration. This Agreement and the attached Schedules (if any), together with the Note and all other Transaction Documents, contain the entire agreement of the parties hereto with respect to the matters covered and the transactions contemplated hereby and thereby, and no other agreement, statement or promise made by any party hereto or thereto, or by any employee, officer, agent or attorney of any party hereto, which is not contained herein or therein shall be valid or binding.

(l)          WAIVER OF JURY TRIAL. THE COMPANY HEREBY: (a) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY; AND (b) WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE COMPANY AND SECURED PARTY MAY BE PARTIES, ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY PERTAINING TO THIS AGREEMENT, THE NOTE AND/OR ANY TRANSACTIONS, OCCURRENCES, COMMUNICATIONS, OR UNDERSTANDINGS (OR THE LACK OF ANY OF THE FOREGOING) RELATING IN ANY WAY TO DEBTOR-CREDITOR RELATIONSHIP BETWEEN THE PARTIES. IT IS UNDERSTOOD AND AGREED THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS SECURITY AGREEMENT. THIS WAIVER OF JURY TRIAL IS SEPARATELY GIVEN, KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE COMPANY AND THE COMPANY HEREBY AGREES THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. SECURED PARTY IS HEREBY AUTHORIZED TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE COMPANY AND SECURED PARTY, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF SUCH WAIVER OF RIGHT TO TRIAL BY JURY. THE COMPANY REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND/OR THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

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(m)          Execution. This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same Agreement, and same shall become effective when counterparts have been signed by each party and each party has delivered its signed counterpart to the other party. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the party executing same with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

(n)          Headings. The headings and sub-headings contained in the titling of this Agreement are intended to be used for convenience only and shall not be used or deemed to limit or diminish any of the provisions hereof.

(o)          Termination. This Agreement and the security interests hereunder shall terminate on the date on which all Obligations have been indefeasibly paid or discharged in full. Upon such termination, the Secured Party, at the request and at the expense of the Company, will join in executing any termination statement with respect to any financing statement executed and filed pursuant to this Agreement.

(p)          Gender and Use of Singular and Plural. All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the party or parties or their personal representatives, successors and assigns may require.

(q)          Further Assurances. The parties hereto will execute and deliver such further instruments and do such further acts and things as may be reasonably required to carry out the intent and purposes of this Agreement.

(r)          Time is of the Essence. The parties hereby agree that time is of the essence with respect to performance of each of the parties’ obligations under this Agreement. The parties agree that in the event that any date on which performance is to occur falls on a Saturday, Sunday or state or national holiday, then the time for such performance shall be extended until the next business day thereafter occurring.

(s)          Joint Preparation. The preparation of this Agreement has been a joint effort of the parties and the resulting documents shall not, solely as a matter of judicial construction, be construed more severely against one of the parties than the other.

(t)          Increase in Obligations. It is the intent of the parties to secure payment of the Obligations, as the amount of such Obligations may increase from time to time in accordance with the terms and provisions of the Note or otherwise, and all of the Obligations, as so increased from time to time, shall be and are secured hereby. Upon the execution hereof, the Company shall pay any and all documentary stamp taxes and/or other charges required to be paid in connection with the execution and enforcement of the Note and this Agreement, and if, as and to the extent the Obligations are increased from time to time in accordance with the terms and provisions of the Note or otherwise, then the Company shall immediately pay any additional documentary stamp taxes or other charges in connection therewith.

[Signatures on the following page]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

COMPANY:

MUSCLEPHARM CORPORATION

By:
Name:
Title:
Date:

SECURED PARTY:

TCA GLOBAL CREDIT MASTER FUND, LP

By: TCA Global Credit Fund GP, Ltd., its general partner

By:
Name:
Title:
Date:

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